Exhibit 99.3

NOVA ENERGY HOLDING, INC.

2006 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

(Non-Employee Directors)

I.                                         Grant Notice

Nova Oil, Inc., a Nevada corporation to be renamed Nova Energy Holding, Inc. (the “Company”), pursuant to its 2006 Equity Incentive Plan (the “Plan”), hereby grants to the Participant named below the number of shares of Restricted Stock of the Company set forth below pursuant to this Restricted Stock Award Agreement (the “Agreement”).

Participant:

Address of Participant:

Date of Grant:

Vesting Commencement Date:

Number of Shares of Restricted Stock:

Vesting Schedule:  The Restricted Stock Award shall vest on the third anniversary of the date hereof unless the Participant is not serving as a member of the Board of Directors of the Company on such date unless the Compensation Committee, in its sole discretion,  elects to accelerate the vesting of such Restricted Stock Award upon the resignation, removal, death or disability of such Participant.

II.                                     Agreement

Section 1.                                          Grant of Restricted Stock.

1.1                               Number of Shares/Vesting. As set forth in Section I above, the Company has granted the Participant a Restricted Stock Award under the Plan subject to the terms and conditions set forth below. The number of shares of Restricted Stock subject to the Restricted Stock Award may be adjusted from time to time for capitalization adjustments, as provided in Section 22 of the Plan. Subject to the limitations contained herein, the Restricted Stock Award will vest as provided in Section I above, provided that vesting will cease upon the termination of the Participant’s service as a member of the Board of Directors of the Company, except as otherwise provided in Section I above or the Plan. The unvested portion of the Participant’s Restricted Stock Award, after giving effect to the vesting schedule provided in Section I above, will be forfeited by the Participant and cancelled by the Company immediately upon the termination of the Participant’s service as a member of the Board of Directors of the Company.

1.2                               Additional Documents. The Participant agrees to execute such additional documents and complete and execute such forms as the Company may require for purposes of this Agreement. In particular, as a condition of this Restricted Stock Award, the Participant shall delivered a stock power, endorsed in blank, relating to the Common Stock covered by this Restricted Stock Award in the form attached to this Agreement.

1.3                               Defined Terms. Any defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

1.4                               Issuance of Restricted Stock; Dividend and Distribution Rights. Prior to the vesting of any Restricted Stock pursuant to the terms hereof, the Company shall cause certificates evidencing such Common Stock to be held in the custody of an officer or agent of the Company. Such certificates shall bear the following legend:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE NOVA ENERGY HOLDING, INC. 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE ISSUER. RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE OBTAINED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN AND AGREEMENT, A COPY OF EACH OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE ISSUER.

Upon the vesting of any Restricted Stock pursuant to the terms hereof, the restrictions of Sections 1 and 2 shall lapse with respect to such vested Restricted Stock. As soon as practicable following the vesting of any Restricted Stock, the Company shall cause to be delivered to the Participant a certificate evidencing such Common Stock (less any shares of Common Stock withheld under Section 4 below), free of any restrictive legends to the extent permitted by law. Any dividends or other distributions paid by the Company with respect to the Restricted Stock shall be held in escrow until the Restricted Stock vests in accordance with this Agreement.

Section 2.                                          Restrictions on Transfer. Except as otherwise provided herein or in the Plan, no unvested Restricted Stock shall be sold, exchanged, assigned, transferred, conveyed, gifted, delivered, encumbered, discounted, pledged, hypothecated, or otherwise disposed of, whether voluntarily, involuntarily, or by operation of law. Immediately upon any attempt to transfer such rights, such Restricted Stock, and all of the rights related thereto, shall be forfeited by the Participant and cancelled by the Company.

Section 3.                                          Notification of Election Under Section 83(b) of the Code. If the Participant shall, in connection with the grant of Restricted Stock under this Agreement, make the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), then the Participant must make such an election using a form provided by the Company. The election must be received by the Internal Revenue Service within 30 calendar days following the Date of Grant. The Participant shall also provide the Company with a copy of such election within 10 calendar days of filing a notice of election with the Internal Revenue Service and shall, at the same time as such notice of election is provided to the Company, remit to the Company in cash an amount sufficient to satisfy any tax withholding obligations.

Section 4.                                          Withholding. The Participant, as an independent contractor, will be responsible for payment of all withholding taxes relating to the Restricted Stock. If at any time the Company or any of its subsidiaries is required to withhold tax on account of any Restricted Stock, the Company or its subsidiary will require Participant to pay such withholding to the Company or its subsidiary in cash upon demand. The Company shall have a security interest in the Restricted Stock to secure the Participant’s obligation to pay withholding taxes. It is expressly understood that the Participant has acted as an independent contractor for the Company, and, accordingly, will receive a Form 1099 regarding the fair market value of the Restricted Stock as of the Effective Date.

Section 5.                                          No Right to Continue Employment or Service. Nothing in this Agreement, the Plan, or Section I above shall confer upon the Participant any right to continue to serve the Company or any Subsidiary or Affiliate in the capacity in effect at the time the Restricted Stock Award was granted or shall affect the right of the Company or any Subsidiary or Affiliate to terminate (i) the Participant’s employment, if the Participant is an employee, with or without notice and with or without cause, (ii) the Participant’s service as a consultant or adviser, if the Participant is a consultant or adviser, pursuant to the terms of the Participant’s agreement with the Company or any Subsidiary or Affiliate or (iii) the Participant’s service as a director, if the Participant is a director, pursuant to the Bylaws of the Company or any Subsidiary or Affiliate and any applicable provisions of the corporate law of the state in which the Company or any Subsidiary or Affiliate is incorporated, as the case may be.

Section 6.                                          Rights as a Stockholder. Except as otherwise provided in this Agreement, the Participant shall have all rights of a stockholder with respect to the Restricted Stock granted under this Agreement.

Section 7.                                          Notice. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given (a) one business day following confirmed facsimile transmission, (b) three business days after being delivered or mailed by United States registered mail, return receipt requested, postage prepaid, or (c) one business day after being sent via overnight delivery service, as follows:

If to the Company:

Nova Energy Holding, Inc.

The Riviana Building

2777 Allen Parkway, Suite 800

Houston, Texas 77019

Attn: Vice President of Finance

and, if to the Participant, to the address shown on Section I above, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

Section 8.                                          Governing Plan Document. The Restricted Stock Award granted pursuant to this Agreement is subject to the terms and conditions set forth in the Plan, a copy of which is attached to this Agreement. All the terms and conditions of the Plan, as may be amended from time to time, and any rules, guidelines and procedures which may from time to time be promulgated and adopted pursuant to the Plan, are hereby incorporated into this Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to certain changes in capitalization of the Company) are not otherwise set forth in this Agreement. In the event of any conflict between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and the Participant has hereunto set his hand effective as of the Grant Date.

NOVA OIL, INC.

By:
Name:
Title:

The undersigned Participant acknowledges receipt of, and understands and agrees to, Section I above, the Restricted Stock Award Agreement and the Plan. The undersigned Participant further acknowledges that as of the Date of Grant, Section I above, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between the undersigned and the Company regarding the Restricted Stock Award and supersede all prior oral and written agreements on that subject, with the exception of Restricted Stock previously granted and delivered to the undersigned under the Plan.

Participant	Date

STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby assigns and transfers unto                                ,                  shares of common stock of Nova Oil, Inc., a Nevada corporation (the “Corporation”), registered in the name of [                           ] on the books of the Corporation represented by Certificate No. [    ] herewith, and does hereby irrevocably constitute and appoint                                , with full power of substitution, to transfer the stock on the books of the Corporation.

(Signature)

(Printed Name)

Signature Guaranteed
Medallion Guaranteed

[Name of Signature Guarantor to be inserted
in the above space]

Authorized Signature